Exhibit 10.27

March 23, 2007

PNA Group, Inc.

    and the other Borrowers referred to below

c/o Travel Holding Corporation

360 North Crescent Drive, South Building

Beverly Hills, California 90210

Attention: Eva M. Kalawski, Esq.

Re: Amended and Restated Credit and Security Agreement dated May 9, 2006 (as amended, restated, supplemented or otherwise modified at any time, the “Credit Agreement”), among PNA Group, Inc. and the other Borrowers, the Lenders, Bank of America, N.A., as collateral and administrative agent for the Lenders (together with its successors in such capacity, “Administrative Agent”), and the other Agents.

Ladies and Gentlemen:

Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

Borrowers have requested, and upon the terms and subject to the conditions set forth herein Administrative Agent and Lenders have agreed, to amend Section 10.1.3 of the Credit Agreement to the extent necessary to extend the deadline for delivery of the audited financial statements for the Fiscal Year ended December 31, 2006, and the Compliance Certificate with respect thereto, required thereunder to April 15, 2007.

Borrowers have also requested that Administrative Agent and Lenders consent to the proposed sale (the “Asset Sale”) by Feralloy of the Assets (as defined below) to TDI Group, LLC (“TDI”), pursuant to that certain Asset Sale Agreement between Feralloy and TDI substantially in the form of the draft agreement attached hereto as Exhibit A with such modifications and amendments as shall be acceptable to Administrative Agent in its reasonable discretion (the “Sale Agreement”). As used herein, the term “Assets” shall mean the “Equipment” under and as defined in the Sale Agreement. Upon the terms and subject to the conditions set forth herein, Administrative Agent and Lenders consent to the Asset Sale on the terms contained in the Sale Agreement and agree to release Administrative Agent’s liens upon the Assets upon the consummation of the Asset Sale in accordance with the Sale Agreement.

Administrative Agent’s and Lenders’ agreement to consent to the Asset Sale and to release Administrative Agent’s liens upon the Assets upon the consummation of the Asset Sale in accordance with the Sale Agreement shall be subject to the satisfaction of each of the following conditions precedent: (a) no Default or Event of Default shall exist immediately before or after the consummation of the Asset Sale; (b) as soon as available, but in no event later than the Business Day following the date on which the Asset Sale is consummated, all Net Disposition Proceeds of the Asset Sale shall be remitted to Administrative Agent in immediately available funds for application to the Obligations; (c) Administrative Agent shall have received a true and complete copy of the fully executed Sale Agreement, together with all schedules and exhibits thereto, and such Sale Agreement shall be substantially in the form of the draft agreement attached hereto as Exhibit A with such modifications and amendments as shall be acceptable to Administrative Agent in its reasonable discretion; and (d) the Asset Sale shall occur no later than June 15, 2007.

By their signatures below, each Borrower (A) ratifies and reaffirms the Obligations, each of the Credit Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Credit Documents; (B) acknowledges and stipulates that (i) the Credit Agreement and the other Credit Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; (ii) all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); and (iii) the security interests and liens granted by each Borrower in favor of Administrative Agent are duly perfected, first priority security interests and liens subject only to Permitted Liens; (C) represents and warrants that (i) no Default or Event of Default exists on the date hereof; (ii) the execution, delivery and performance of this letter have been duly authorized by all requisite corporate action on the part of each Borrower and this letter has been duly executed and delivered by each Borrower; and (iii) all of the representations and warranties made by each Borrower in the Credit Agreement are true and correct on and as of the date hereof; and (D) agrees that (i) upon the effectiveness of this letter, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this letter; (ii) this letter shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default; (iii) this letter shall be governed by and construed in accordance with the internal laws of the State of Georgia; (iv) this letter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; (v) except for the release of Administrative Agent’s security interest in and liens upon the Assets, Administrative Agent shall retain all of its liens upon and security interests in all other property of each Borrower and Guarantor that secures the whole or any part of the Obligations, including, without limitation, all funds or other consideration received by any Borrower or Guarantor in respect of the Assets; and (vi) this letter is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

To induce Administrative Agent and Lenders to enter into this letter, each Guarantor and each Borrower hereby releases, acquits and forever discharges Administrative Agent and each Lender, and all officers, directors, agents, employees, successors and assigns of Administrative Agent or any Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Guarantor or Borrower, as applicable, now has or ever had against Administrative Agent or any Lender arising under or in connection with any of the Credit Documents or otherwise. Each Guarantor and each Borrower hereby represents and warrants to Administrative Agent and Lenders that such Guarantor or Borrower, as applicable, has not transferred or assigned to any Person any claim that such Guarantor or Borrower, as applicable, ever had or claimed to have against Administrative Agent or any Lender.

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If this letter is acceptable to Borrowers, please evidence Borrowers’ agreement with the terms hereof by executing and returning a copy of this letter to Administrative Agent. This letter may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument. This letter may be executed by facsimile and the effectiveness of this letter and the signatures hereon shall have the same force and effect as manually signed originals and shall be binding on all parties hereto. This letter shall be effective only upon receipt by Administrative Agent of an executed counterpart hereof from Required Lenders and each Borrower.

Very truly yours,

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ Mark Bradford
Name:	Mark Bradford
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Kim Nguyen
Name:	Kim Nguyen
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Jeffery B. Michalczyk
Name:	Jeffery B. Michalczyk
Title:	First Vice President

Fifth Consent and Seventh Amendment to Amended and Restated Credit and Security Agreement

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By:	/s/ Laura Wheeland
Name:	Laura Wheeland
Title:	Vice President

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Susan K. Gadrix
Name:	Susan K. Gadrix
Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Jason Hanes
Name:	Jason Hanes
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Alex M. Council
Name:	Alex M. Council
Title:	Vice President

TEXTRON FINANCIAL CORPORATION

By:	/s/ Chris Grivakis
Name:	Chris Grivakis
Title:	Senior Account Executive

E*TRADE BANK

By:	/s/ Sam Crow
Name:	Sam Crow
Title:	Senior Manager

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:	/s/ Richard Holston
Name:	Richard Holston
Title:	Vice President

Fifth Consent and Seventh Amendment to Amended and Restated Credit and Security Agreement

Acknowledged and Agreed to:

BORROWERS:

SMITH PIPE & STEEL COMPANY

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

INFRA-METALS CO.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

FERALLOY CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELTA STEEL, L.P.

By:	Delta GP, L.L.C., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	Delta LP, L.L.C., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

DELTA GP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

Fifth Consent and Seventh Amendment to Amended and Restated Credit and Security Agreement

DELTA LP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

PNA GROUP, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELNOR CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

MSC MANAGEMENT, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

METALS SUPPLY COMPANY, LTD.

By:	MSC Management, Inc., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	PNA Group, Inc., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

Fifth Consent and Seventh Amendment to Amended and Restated Credit and Security Agreement

GUARANTORS:

TRAVEL HOLDING CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

PNA INTERMEDIATE
HOLDING CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

Fifth Consent and Seventh Amendment to Amended and Restated Credit and Security Agreement